UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2010

VOICE ASSIST, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149446	26-1929199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South Pointe Dr., Suite 100, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 655-1677

Musician’s Exchange
2858 Erie St., San Diego, California 92117

(Former name or former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition of Disposition of Assets.

Agreements of Purchase and Sale of Assets

Effective September 30, 2010, the Registrant completed the acquisition of substantially all of the assets of SpeechPhone LLC, a Delaware Limited Liability company (“SpeechPhone”) in exchange for Ten Million Two Hundred Fifty Thousand (10,250,000) shares of the Registrant’s restricted common stock. See Item 2.01 below for a further description of the acquisition.

Effective September 30, 2010, the Registrant completed the acquisition of substantially all of the assets of MDM Intellectual Property LLC, a Delaware Limited Liability company (“MDM”) in exchange for Six Million One Hundred Fifty Thousand (6,150,000) shares of the Registrant’s restricted common stock. See Item 2.01 below for a further description of the acquisition.

Effective September 30, 2010, the Registrant completed the acquisition of substantially all of the assets of SpeechCard LLC, a Delaware Limited Liability company (“SpeechCard”) in exchange for One Million Twenty Five Thousand (1,025,000) shares of the Registrant’s restricted common stock. See Item 2.01 below for a further description of the acquisition.

Effective September 30, 2010, the Registrant completed the acquisition of substantially all of the assets of Voice Assist, a Delaware Limited Liability Company (“Voice Assist”) in exchange for Two Million Fifty Thousand (2,050,000) shares of the Registrant’s restricted common stock. See Item 2.01 below for a further description of the acquisition.

The above mentioned Agreements of Purchase and Sale of Assets are collectively referred to as the Agreements.

Pursuant to the terms of the Agreements, the Registrant accepted the resignation of its prior officers and sole director and appointed Mr. Michael Metcalf as President, Chief Executive Officer and a Director and Ms. Donna Moore as Chief Financial Officer, Secretary and Treasurer of the Registrant.

Pursuant to the conditions to closing of the Agreements: (i) the Registrant issued 1,025,000 shares of common stock in exchange for 100% of Mr. Michael Metcalf’s concept Music By Voice, (ii) the Registrant obtained cancellation of a total of 8,400,000 shares of common stock, and (iii) the Registrant agreed to issue 2,000,000 convertible preferred voting shares to Mr. Michael Metcalf in exchange for extinguishing $1,700,000 in debt.

Additionally, the Registrant will receive audited financial statements of all the entities, prepared pursuant to Regulation S-X for filing with an Amended Form 8-K, as required by Item 2.01 and Item 9.01 of Form 8-K.

As a result of the closing of the Agreements, effective September 30, 2010, the Registrant now develops and markets speech recognition based virtual assistants that unify communications and messaging through a single personal phone number.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Agreements, the Registrant issued a total of 20,500,000 shares of its restricted common stock as follows:

•	10,250,000 shares to SpeechPhone in exchange for substantially all of the assets of Speechphone;

•	6,150,000 shares to MDM in exchange for substantially all of the assets of MDM;

•	1,025,000 shares to SpeechCard in exchange for substantially all of the assets of SpeechCard;

•	2,050,000 shares to Voice Assist in exchange for substantially all of the assets of Voice Assist; and

•	1,025,000 shares in exchange for 100% of Mr. Michael Metcalf’s concept Music By Voice.

We believe that the issuance and sale of the above shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506 with the exception of the 10,250,000 shares issued to SpeechPhone, which shares are being registered prior to distribution. The shares were sold directly by us and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believed that the recipients, immediately prior to the sale of the shares, were accredited investors and had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The management of the recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There were no commissions paid on the issuance and sale of the shares.

Additionally, pursuant to the Agreements, the Registrant issued 2,000,000 shares of Series A Preferred Stock to Mr. Michael Metcalf as consideration for the cancellation of $1,700,000 in debt. The holder of Series A Preferred Stock, Mr. Michael Metcalf, has the rights, preferences and duties set forth in the Certificate of Designation of Series A Convertible Preferred Stock authorized by the Registrant’s board of directors and filed with Secretary of State of the State of Nevada on October 4, 2010. The Series A Preferred Stock has a par value of $0.001 per share and the board authorized an amount up to 2,000,000 shares. Each share of Series A Preferred Stock has an original issue price of $1.00.

The following is a summary of certain material provisions of such certificate, which summary is qualified in its entirety by reference to the Certificate of Designation filed herewith as Exhibit 4.1.

Dividends. The holders of the Series A Preferred will not be entitled to dividends.

Conversion. The Series A Preferred stock may be converted on a 1:1 basis into shares of Common Stock at any time at the option of the holder, subject to adjustments for stock dividends, combinations or splits with respect to such shares.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of $1.25 per share.

Voting Rights. Except as set forth below the holder of Series A Preferred shall not have any voting rights, except in the case of voting on a change in the preferences of Series A Preferred.

Protective Provisions. So long as any Series A Preferred are outstanding, this Corporation shall not without first obtaining approval of the holders of at least two-thirds of the outstanding Series A Preferred which is entitled, other than solely by law, to vote with respect to the matter, and which Series  Preferred represents at least two-thirds of the voting power of the then outstanding Series A Preferred: (a) sell, convey or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of; (b) alter or change the rights, preferences or privileges of the Series A Preferred so as to affect adversely the Series A Preferred; (c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of preferred stock; (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Series A Preferred with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Preferred Stock; or amend the Corporation’s Articles of Incorporation or bylaws.

We believe that the issuance and sale of the Series A Preferred shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were sold directly by us and did not involve a public offering or general solicitation. The recipient of the shares was afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make his investment decision, including the financial statements and 34 Act reports. We reasonably believed that the recipient, immediately prior to the sale of the shares, was an accredited investor and had such knowledge and experience in our financial and business matters that he was capable of evaluating the merits and risks of his investment. The recipient had the opportunity to speak with our management on several occasions prior to his investment decision. There were no commissions paid on the issuance and sale of the shares.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modifications to Rights of Security Holders.

The filing of the Registrant’s Certificate of Designation of Series A Preferred Stock and the issuance of the Series A Preferred Stock affect the holders of the Registrant’s common stock to the extent provided for in the Certificate of Designation, filed as an amendment to the Registrant’s Amended & Restated Articles of incorporation with the Secretary of State of the State of Nevada on October 4, 2010. The summary of the Certificate of Designations, included above under Section 3.02 is qualified in its entirety by reference to the Certificate of Designation filed herewith as Exhibit 4.1.

Section 5 – Corporate Governance and Management

Item 5.01 Change in Control of Registrant

In connection with the closing of the Agreements (disclosed in Section 2.01 above), Mr. Michael Metcalf acquired control of the Registrant. Mr. Michael Metcalf acquired beneficial control of approximately 20,500,000 shares of common stock as a result of his membership interest in the entities of which the Registrant acquired the assets pursuant to the Agreements, wherein Mr. Metcalf is the managing member. Additionally, Mr. Michael Metcalf received 2,000,000 shares of Series A Preferred stock in connection with the closing of the Agreements.

Additionally, in connection with the closing of the Agreements, Mr. Dan Van Ness resigned from his position as the sole member of the Board of Directors of the Registrant. Prior to the resignation of Mr. Daniel Van Ness, the Board of Directors appointed Mr. Michael Metcalf to serve as the sole member of the Board of Directors on September 30, 2010. See Item 5.02 below for further description of the resignations and appointments of officers and directors in connection with the closing of the Agreements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Director and Officers

On September 30, 2010, Mr. Daniel Van Ness gave the Registrant notice of his resignation from his position as a member of the Board of Directors, President, Chief Executive Officer, and Treasurer of the Registrant, which resignation was accepted by the Registrant on September 30, 2010.

On September 30, 2010, Mr. Andrew Widme gave the Registrant notice of his resignation from his position as Secretary of the Registrant, which resignation was accepted by the Registrant on September 30, 2010.

(c) Appointment of Officer

Prior to the resignation of Mr. Daniel Van Ness, the Board of Directors appointed Mr. Michael Metcalf to serve as the Registrant’s President, Chief Executive Officer and Ms. Donna Moore to serve as the Registrant’s Chief Financial Officer, Secretary and Treasurer.

Michael Metcalf, 47, President, Chief Executive Officer and Director:  Since 2002, Mr. Metcalf has served as Chairman and Founder of SpeechPhone LLC. Between 1997 and 2002, Mr. Metcalf served as Chairman and CEO of Sound Advantage LLC.  While at Sound Advantage, Mr. Metcalf raised $42 million before merging the company with AVST, Inc. Prior to Sound Advantage, Mr. Metcalf spent 7 Years at TelWest, where he raised $3 million and eventually sold to a public company, USLD. During the early stage of his career, Mr. Metcalf developed skills as a PBX engineer, software engineer, product manager, development manager, and proven ability in corporate development. More recently, the Southern California business community recognizes him as a successful serial entrepreneur, noteworthy for innovative product inventions. He has led his product development organizations to win 24 top industry awards over the past eight years including four “Product of the Year” awards.

Donna Moore, 65, Chief Financial Officer, Secretary and Treasurer:  Between 2008 and 2010, Ms. Moore served as a part time Controller for Skye International, Inc. in Scottsdale, AZ. Prior to Skye International, Ms. Moore was the Controller for Monarch Brass & Copper Corp., in Waterbury, CT from 1984 through 2007. Ms. Moore is a business financial professional with over 25 years of hands-on business experience. Ms. Moore has held positions as controller and secretary treasurer of both public and private corporations. Her experience includes general accounting, financial reporting, systems implantation/management, treasury functions, and cost accounting. Ms. Moore specializes in executing uniform financial controls so as to improve productivity, reduce costs, and maximize profitability. Ms. Moore holds a Bachelor of Science degree in Business Management and an MBA in finance and accounting from Brigham Young University.

On September 30, 2010, the Registrant entered into an Employment Agreement with Mr. Michael Metcalf, wherein Mr. Michael Metcalf agreed to serve as Chief Executive Officer. The term of the agreement began on October 1, 2010 and will expire on December 31, 2015. The Registrant agreed to compensate Mr. Michael Metcalf with a base annual salary of $20,000 per month. Mr. Michael Metcalf will also receive incentive bonuses if the Registrant’s gross sales for the applicable year are greater than $5 million. The employment agreement is attached hereto as Exhibit 10.5.

(d) Appointment of Director

Prior to the resignation of Mr. Daniel Van Ness, the Board of Directors appointed Mr. Michael Metcalf to serve as the sole member of the Board of Directors on September 30, 2010. Mr. Michael Metcalf will serve on the Audit Committee, Compensation Committee and the Nominating Committee.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On September 29, 2010, the Registrant changed its name from Musician’s Exchange to Voice Assist, Inc. The name change occurred as a result of a majority of the stockholders executing a consent approving the Board of Directors recommendation to change the Registrant’s name. A copy of the Certificate of Amendment and Amended & Restated Articles of Incorporation are attached hereto as Exhibit 3(i)(b). As a result of the name change the Registrant requested a new CUSIP number: 92863D 104. Additionally, the Registrant Amended & Restated its Bylaws to reflect the name change. A copy of the Amended & Restated Bylaws is attached hereto as Exhibit 3(ii)(b).

On October 4, 2010, the Registrant filed a Certificate of Designation of Series A Convertible Preferred Stock with the Nevada Secretary of State for the purpose of amending its Amended & Restated Articles of Incorporation to disclose the designations, preferences, limitations and relative rights of its Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference of $1.25 per share. The Certificate of Designation is attached hereto as Exhibit 4.1 and is incorporated by reference herein. See Items 3.02 and 3.03 above for further description of the Certificate of Designation of Series A Preferred Stock.

Section 8 – Other Events

Item 8.01 Other Events.

As a result of management change and change of direction in the company, the Registrant has changed its principal address to the following: 2 South Pointe Dr., Suite 100, Lake Forest, California 92630.

On October 4, 2010, the Registrant issued a press release to announce that it has completed the purchase of the assets of Speechphone, LLC and its related entities. A copy of the press release is filed as Exhibit 99.2 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3(i)(b)	Certificate of Amendment and Amended & Restated Articles of Incorporation – Name Change to Voice Assist, Inc. – Dated September 29, 2010
3(ii)(b)	Amended & Restated Bylaws of Voice Assist, Inc. – Dated September 29, 2010
4.1	Certificate of Designation of Series A Convertible Preferred Stock – Dated October 4, 2010
10.5	Employment Agreement of Michael Metcalf – Dated September 30, 2010
99.2	Press Release- Closing of Transaction with Speechphone, LLC, dated October 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE ASSIST, INC.

By: /S/ Michael D. Metcalf
Michael D. Metcalf, Chief Executive Officer

Date: October 8, 2010